Investor Presentation November 9, 2015 Exhibit 99.1

Forward Looking Statements and Non-GAAP Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “expected”, “looking forward”, “guidance” and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, the impact of changes in oil prices and customer spending, its industry, the company’s future profitability, the company’s guidance on its sales, adjusted EBITDA, adjusted gross profit, tax rate, capital expenditures and cash flow, the company’s expectations regarding the pay down of its debt, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com. Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Projects 28% U.S. 75% Market Leader in North America and Worldwide $5.1B TTM Sales $303M TTM Adjusted EBITDA Key Role in Global Supply Chains of Leading Energy Companies Create value for customers and suppliers Closely integrated into customer supply chains Volume purchasing savings and capital efficiencies for customer Differentiated Global Capabilities Unparalleled footprint, with 400+ locations in 22 countries Enhanced capabilities to evaluate suppliers, source material and provide outstanding customer service Serve broad PVF needs making it convenient & efficient for customers Attractive and Diversified Business Mix Focus on maintenance, repair and operations (MRO) contracts Balanced portfolio across upstream, midstream and downstream sectors Growing international and project business Global Leader in PVF Distribution Note: Sales and Adjusted EBITDA for the twelve months ended September 30, 2015

Revenue by Product Line Note: Percentage of sales for the twelve months ended September 30, 2015 Chemical 9% Gas Utility 9% Other / Industrial 9% United States 78% Chemical 9% Transmission 17% Gas Utility 9% Refining 9% Other / Industrial 9% Higher Margin Products 72% Lower Margin Products 28% Revenue by Geography Chemical 9% Transmission 17% Refining 9% Other / Industrial 9% Transmission 19% OCTG 8% Production Infrastructure, Materials & Supplies 33% Revenue by Industry Sector Downstream 27% Upstream 41% Midstream 32% Diversified by Region, Industry Sector and Product Line

5 Investor Presentation MRC Global

Synergistic Business Model

Supplier Value Proposition

- Manufacturing and scale efficiencies
- Purchased over $4.5 billion in 2014
- Leverage MRC Global's footprint
- Access to 21,000+ customers
- Lead suppliers through the quality process

SUPPLIERS

Energy Carbon Steel Tubulars

Tenaris, U.S. Steel, CSI Tubular, TMK-IPSCO, JMC Wheatland

Valves

Balon, Cameron, Flowserve, Kitz, Neway, Velan, Emerson

Fittings, Flanges and Other

Boltex, Bonney Forge, Chevron Phillips Chemical, Tube Forgings of America, WL Plastics

MRC Global

CUSTOMERS

IOC

Chevron, bp, ExxonMobil

Downstream

DOW, DuPont, Marathon Petroleum, Phillips 66, Chevron Phillips Chemical, Valero, SABIC

Midstream

AGL Resources, Atmos, DCP Midstream, NiSource, PG&E, MarkWest, Colombia Pipeline Group, Williams

Upstream

Apache, Anadarko, California Resources Corporation, Chesapeake Energy, CNRL, ConocoPhillips, Hess, Husky Energy, Marathon Oil, Statoil

Customer Value Proposition

- Outsource non-core supply chain and logistics functions
- Reduce supply chain complexity
- Savings from volume purchasing and global sourcing
- Product availability, with access to MRC Global's broad inventory
- Approve new suppliers through rigorous quality program
- Source globally from 35+ countries

6 | Investor Presentation

MRC Global

Consolidated North America, Expanded Worldwide Via Acquisitions

Consolidation creates scale and broadens our capabilities

North American Consolidation

- Merger of McJunkin and Red Man created the largest PVF distributor to energy companies in the world
- Completed North American platform through seven bolt-on acquisitions and organic growth

Global Acquisitions

- Acquired Transmark in 2009 as a platform for international expansion
- Several subsequent acquisitions, which added new markets and products
- Acquired Stream, which added a differentiated offshore production facility capability and provides expertise to grow in offshore markets

Differentiated position

- Global service capability enables close integration with customers and organic growth opportunity
- Diversified across the energy infrastructure complex, serving upstream, midstream and downstream customers

Use of Cash Flow (2010 – Q3 2015[1])


Other
3%
Net Financing
24%
Capex
13%
M&A
60%

Acquisitions

Date	Company Acquired	Region	Revenue ($M)[2]
Oct-08	LaBarge	U.S.	$ 233
Oct-09	Transmark	Europe and Asia	346
May-10	South Texas Supply	Eagle Ford	9
Aug-10	Dresser Oil Tools Supply	Bakken	13
Jun-11	Stainless Pipe and Fittings	Australia / SE Asia	91
Jul-11	Valve Systems and Controls	U.S. Gulf of Mexico	13
Mar-12	OneSteel Piping Systems	Australia	174
Jun-12	Chaparral Supply	Mississippian Lime	71
Dec-12	Production Specialty Services	Permian / Eagle Ford	127
Jul-13	Flow Control Products	Permian / Eagle Ford	28
Dec-13	Flangefitt Stainless	United Kingdom	24
Jan-14	Stream	Norway	271
May-14	MSD Engineering	Singapore & SE Asia	26
Jun-14	HypTeck	Norway	38
			$ 1.46+ Billion

1. Investing and Financing cash flows from 2010 to Q3 2015, allocated by percentage. Net Financing equals the total issuance less repayment of debt and equity.
2. Reflects reported revenues for the year of acquisition or 2013 for Stream, MSD and HypTeck.

Munster, IN Nitro, WV Tulsa, OK Houston, TX Nisku, AB Cheyenne, WY Odessa, TX Bakersfield, CA San Antonio, TX Regional Distribution Centers Corporate Headquarters Valve Automation Centers Branch Locations By the Numbers As of 9/30/2015 Branches 160 RDCs 10 VACs 14 Employees ~3,100 Pittsburgh, PA Strong Leadership Position Across Key Basins North America

International Stavanger, NO EUROPE Bradford, UK By the Numbers As of 9/30/2015 Branches 60 RDCs 7 VACs 20 Countries 20 Employees ~1300 NORDIC Brisbane, QLD Singapore Dubai, UAE ME / CASPIAN / ASIA PAC Perth, WA Rotterdam, NL Strategically Located in Key Energy Markets

Organic Growth Acquisitions Enhanced Profitability and Return on Capital Leverage Competitive Advantages to Drive Volume and Enhance Returns Long Term Growth Strategy Significant growth potential for the core business from continuing to win in the field, which will generate strong incremental margins Existing MRO Contract Customers - Expand sales by adding scope, cross-selling products, project activity and greater integration New MRO Contract Customers – Capitalize on MRC Global’s superior offering to win additional MRO contracts from competitors “Next 75” Customers – Drive share with targeted growth accounts through focused sales efforts and exceptional customer service Continue to add integrated supply service agreements Strategic acquisitions in attractive geographies and product lines Continue to make accretive acquisitions and consolidate the sector Acquire businesses that add products, customers and/or geographic scope to the existing footprint Shifting product mix to higher margin products while driving efficiencies in overhead and working capital Emphasize higher margin products and continue shift toward valves, fittings & flanges Focus on SG&A spend to balance performance and cost efficiencies Optimize working capital investment Invest in technology systems and branch infrastructure to further strengthen customer service and operational excellence

Customer Integration CAGR = 11.5% Gas Distribution Revenue ($ millions) MRC Global is a leader in Integrated Supply Over $830 million in revenue and growing Includes on-site operations, systems integration, products beyond PVF, inventory management services, procurement services and logistics management Over 190 MRC Global personnel are currently working at customer sites Nearly 20 years experience Integrated Supply customers leverage MRC Global’s core competencies for savings Inventory & logistics management Managing complex supply chains Technical expertise Supplier qualification Planning & procurement Gas Distribution Companies Embrace Integrated Supply Solutions

($ millions) International Segment Revenue 75% of our major IOC customers’ PVF Capex spend is outside of North America Build on North American customer and supplier relationships Attractive opportunities for growth Distribution channel is less penetrated than in North America Greater project spend MRC Global has presence in all key regions U.S., Canada, North Sea, Western Europe, Middle East, SE Asia and Australia Making headway on profitability Building scale to drive profitability Streamlining international management, SG&A after seven acquisitions International Expansion

Optimizing SG&A and Working Capital Sizing cost structure to market conditions Reduced operating costs 23% since mid-2014 Successfully executing on cost reduction measures implemented in response to the market downturn Average management experience >30 years Managed through many cycles Total SG&A ($ millions) Reduction = 23% Net Working Capital (excluding cash) ($ millions) Reduction = 24% Continuous focus on inventory and receivables to maximize return on our assets Daily inventory tracking of purchases and stock sales at every North American branch Managing inventory lower while maintaining service levels by repositioning between sites and leveraging the hub and spoke model Reducing accounts receivable days

2015 Accomplishments In Spite of a Challenging Year Customer contract wins Continued success in winning and retaining customers reinforces MRC Global’s market leadership and positions MRC Global for a strong recovery Selected recent contract wins: Gained market share Outperforming competition in a highly challenging market Deleveraged balance sheet Utilized strong cash flow generation from working capital optimization and proceeds from an opportunistic capital raise to fortify the balance sheet Reduced debt by $790 million, a 54% reduction through the third quarter of 2015 Created financial flexibility to take advantage of current market Controlled operating costs Cost cutting initiatives have resulted in meaningful reductions in SG&A spend Customer Geography Term Customer Geography Term MarkWest U.S. 5 Years TECO Energy U.S. 5 Years Statoil Norway Project SABIC U.S., Europe & Saudi Arabia 5 Years Marathon Oil U.S. 5 Years Phillips 66 U.S. & Europe 5 Years California Resources U.S. 3 Years Canadian Natural Resources Canada 3 Years Selected Contract Wins Customer Geography Scope Term MarkWest U.S. Midstream MRO 5 Years Statoil Norway Instrumentation Project California Resources U.S. Integrated Supply 3 Years TECO Energy U.S. Integrated Supply 5 Years SABIC Saudi Arabia Valves 5 Years Customer A U.S. Down/Midstream MRO 5 Years Customer B U.S. Downstream MRO 5 Years Customer C Gulf of Mexico Upstream [ ] Customer D Middle East [ ] [ ]

Financial Model Countercyclical Operating Cash Flow Profile Low Capital Expenditure Requirements Economies of Scale Operating Leverage Flexible Capital Structure Disciplined Capital Allocation

Sales Adjusted Gross Profit and % Margin Adjusted EBITDA and % Margin 7.0% 8.5% ($ millions, except per share data) Y-o-Y Growth 28% 24% (5%) 11% Y-o-Y Growth 61% 29% (17%) 10% 5.8% 7.5% 8.3% 7.4% 7.1% 7.3% 5.6% Y-o-Y Growth 26% 15% (6%) 13% Diluted EPS Y-o-Y Growth NM 259% 21% (5%) 17.2% 17.6% 19.0% 19.3% 18.9% 19.1% 18.0% Nine months ended September 30 Nine months ended September 30 Nine months ended September 30 Nine months ended September 30 Financial Metrics

Total Debt Capital Structure Cash Flow from Operations Net Leverage ($ millions) September 30, 2015 Cash and Cash Equivalents $ 33 Total Debt (including current portion): Term Loan B due 2019, net of discount 526 Global ABL Facility due 2019 138 Total Debt $ 664 Preferred stock 355 Common stockholders’ equity 1,375 Total Capitalization $ 2,394 Liquidity $ 649 Nine months ended September 30 Balance Sheet Metrics

Share Repurchase Program Summary Authorized up to $100 million share repurchase program for common stock Open market purchases at management’s discretion Expires December 31, 2017 Depending on market conditions and other factors, these repurchases may be commenced or suspended from time to time without prior notice Quarterly progress updates

Market Leader in PVF Distribution, Serving Critical Function to the Energy Industry Diversified Across Sectors, Regions and Customers Differentiated Global Platform Creates Customer Value Attractive Cash Flow Characteristics and Strong Balance Sheet Organic Growth Potential From Existing Business, Supported by Long-term Secular Growth Tailwind from Growth in Global Energy Use Industry Consolidator, With Proven Success in Acquiring and Integrating Businesses World-Class Management Team with Significant Distribution and Energy Experience Compelling Long-Term Investment

Appendix

20 | Investor Presentation

MRC Global

Adjusted EBITDA Reconciliation

($ millions)	Nine months ended September 30		Year Ended December 31				
	2015	2014	2014	2013	2012	2011	2010
Net income available to shareholders	$ 61.4	$ 113.0	$ 144.1	$ 152.1	$ 118.0	$ 29.0	$ (51.8)
Income tax expense	45.7	60.1	81.8	84.8	63.7	26.8	(23.4)
Interest expense	38.4	45.4	61.8	60.7	112.5	136.8	139.6
Depreciation and amortization	15.1	17.1	22.5	22.3	18.6	17.0	16.6
Amortization of intangibles	45.9	53.2	67.8	52.1	49.5	50.7	53.9
Increase (decrease) in LIFO reserve	(30.1)	5.9	11.9	(20.2)	(24.1)	73.7	74.6
Change in fair value of derivative instruments	(0.5)	1.7	1.1	(4.7)	(2.2)	(7.0)	4.9
Equity-based compensation expense	8.3	7.4	8.9	15.5	8.5	8.4	3.7
Severance & related costs	9.4	7.5	7.5	0.8	-	1.1	3.2
Write-off of debt issuance costs	3.2	-	-	-	-	-	-
Foreign currency losses (gains)	4.3	1.8	2.5	12.9	(0.8)	(0.6)	0.3
Loss on sale of Canadian progressive cavity pump business	-	6.2	6.2	-	-	-	-
Loss on disposition of rolled and welded business	-	-	4.1	-	-	-	-
Insurance charge	-	-	-	2.0	-	-	-
Cancellation of executive employment agreement (cash portion)	-	3.2	3.2	-	-	-	-
Inventory write-down	-	-	-	-	-	-	0.4
M&A transaction & integration expenses	-	-	-	-	-	0.5	1.4
Expenses associated with refinancing	-	-	-	5.1	1.7	9.5	-
Loss on early extinguishment of debt	-	-	-	-	114.0	-	-
Pension settlement	-	-	-	-	4.4	-	-
Legal and consulting expenses	-	-	-	-	-	9.9	4.2
Provision for uncollectible accounts	-	-	-	-	-	0.4	(2.0)
Joint venture termination	-	-	-	-	-	1.7	-
Other expense (income)	-	-	0.6	3.0	(0.6)	2.6	(1.4)
Adjusted EBITDA	**$ 201.1**	**$ 322.5**	**$ 424.0**	**$ 386.4**	**$ 463.2**	**$ 360.5**	**$ 224.2**

Adjusted Gross Profit Reconciliation Nine months ended September 30 Year ended December 31 ($ millions) 2015 2014 2014 2013 2012 2011 2010 Gross profit $ 611.0 $ 769.6 $ 1,018.1 $ 954.8 $ 1,013.7 $ 708.2 $ 518.1 Depreciation and amortization 15.1 17.1 22.5 22.3 18.6 17.0 16.6 Amortization of intangibles 45.9 53.2 67.8 52.1 49.5 50.7 53.9 Increase (decrease) in LIFO reserve (30.1) 5.9 11.9 (20.2) (24.1) 73.7 74.6 Adjusted Gross Profit $ 641.9 $ 845.8 $ 1,120.3 $ 1,009.0 $ 1,057.7 $ 849.6 $ 663.2